UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No.  )

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J.Jill, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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J.JILL ANNOUNCES VIRTUAL ANNUAL MEETING OF STOCKHOLDERS
QUINCY, Mass – (BUSINESS WIRE) — J.Jill, Inc. (NYSE: JILL) (“J.Jill” or the “Company”) announced today that, due to the continuing COVID-19 pandemic and out of concern for the health and safety of stockholders and other attendees, it has changed its 2020 Annual Meeting of Stockholders (the “Annual Meeting”) to a virtual-only format.
J.Jill’s Annual Stockholders Meeting will be held on September 16, 2020 at 8:00 AM EDT, the same date and time as originally scheduled. There is no change to the items of business to be addressed at the meeting, which are described in the company’s proxy materials as previously distributed. The Company intends to return to an in-person Annual Meeting next year.
Stockholders will not be able to attend this year’s Annual Meeting in person. Instead, stockholders should follow the instructions provided below to attend the Annual Meeting via remote communication. Stockholders who attend the virtual Annual Meeting by following the instructions below will have an opportunity to vote and to submit written questions electronically at the meeting.
The proxy materials for the Annual Meeting are available at www.astproxyportal.com/ast/JJill. Stockholders are encouraged to vote their shares prior to the virtual Annual Meeting by any of the methods described in the proxy materials. The proxy card and voting instruction form included with the previously distributed proxy materials will not be updated to reflect the change in location of the meeting, but they may continue to be used to vote on the proposals to be presented at the virtual meeting. Stockholders who have previously voted do not need to take any further action.
Instructions to Attend the Annual Meeting
If you were a stockholder of J.Jill common stock as of the close of business on July 20, 2020, the record date for this year’s Annual Meeting, you can attend the virtual Annual Meeting by visiting https://web.lumiagm.com/298043967. In order to be admitted to the virtual meeting website, you will need to use the unique 11‑digit control number previously provided with proxy materials and type the password “jjill2020” to log in to the meeting.
About J.Jill, Inc.
J.Jill is a premier omnichannel retailer and nationally recognized women’s apparel brand committed to delighting customers with great wear-now product. The brand represents an easy, thoughtful and inspired style that reflects the confidence of remarkable women who live life with joy, passion and purpose. J.Jill offers a guiding customer experience through more than 270 stores nationwide and a robust e-commerce platform. J.Jill is headquartered outside Boston. For more information, please visit www.jjill.com or http://investors.jjill.com.

Investor Contact:
Caitlin Churchill
ICR, Inc.
investors@jjill.com
203-682-8200

Media Contact:
Jessica Liddell
ICR, Inc.
jjillPR@icrinc.com
203-682-8200

ADDITIONAL INFORMATION REGARDING
THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 16, 2020
The following Notice of Change of Location relates to the J.Jill, Inc. (the “Company”) Proxy Statement dated July 28, 2020 (the “Proxy Statement”), furnished to stockholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the 2020 Annual Meeting of the Stockholders to be held on September 16, 2020. This Supplement is being filed with the Securities and Exchange Commission and is being made available to stockholders on August 26, 2020.
THE NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

NOTICE OF CHANGE OF LOCATION
OF ANNUAL MEETING OF STOCKHOLDERS
Wednesday, September 16, 2020 at 8:00 AM EDT
Online Meeting Only by Remote Communication – No Physical Meeting Location
To the Stockholders of J.Jill, Inc.:
To help protect the health and safety of associates, stockholders and the communities we serve in light of the public health impact of the COVID‑19 pandemic, the location and format of the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) has been changed and will be conducted in a virtual-only format via live audio webcast.
The Annual Meeting will still be held on Wednesday, September 16, 2020 at 8:00 AM EDT. As described in the proxy materials previously distributed, you are entitled to participate in the Annual Meeting if you were a stockholder as of the close of business on the record date, July 20, 2020. There is no change to the items of business to be addressed at the meeting, which are described in the company’s proxy materials as previously distributed.
For ten days prior to the Annual Meeting, a complete list of stockholders of record entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose relevant to the Annual Meeting. Please contact our Corporate Secretary at (609) 387‑7800 x 53214 if you wish to examine the list prior to the Annual Meeting. The stockholder list will also be available during the virtual Annual Meeting for examination by any stockholder at https://web.lumiagm.com/298043967.
If you were a stockholder of J.Jill common stock as of the close of business on July 20, 2020, the record date for this year’s Annual Meeting, you can attend the virtual Annual Meeting by visiting https://web.lumiagm.com/298043967. In order to be admitted to the virtual meeting website, you will need to use the unique 11‑digit control number previously provided with proxy materials and type the password “jjill2020” to log in to the meeting.
The meeting will begin promptly at 8:00 AM EDT. We encourage you to access the meeting 15 minutes prior to the start time, allowing ample time to log in to the meeting webcast and test your computer audio system. If you encounter any difficulty accessing the virtual Annual Meeting, please visit https://go.lumiglobal.com/faq for assistance.
You are cordially invited to attend the meeting. Whether or not you expect to attend, our Board of Directors respectfully requests that you vote your stock in the manner described in the Proxy Statement. The proxy card and voting instruction form included with the previously distributed proxy materials will not be updated to reflect the change in location of the meeting, but they may continue to be used to vote your shares on the proposals to be presented at the virtual meeting. Stockholders who have previously voted do not need to take any further action. You may revoke your proxy in the manner described in the Proxy Statement at any time before it has been voted at the meeting.

By Order of the Board of Directors of J.Jill, Inc.

Michael Rahamim
Chairman of the Board of Directors
Quincy, Massachusetts
Dated: August 26, 2020

The 2020 Annual Meeting will be held at https://web.lumiagm.com/298043967 on September 16, 2020 at 8:00 AM EDT. J.Jill, Inc.’s Proxy Statement and Annual Report on Form 10-K for the fiscal year ended February 1, 2020 are also available at www.astproxyportal.com/ast/JJill.